UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2022

System1, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39331	98-1531250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4235 Redwood Avenue Marina Del Rey, California	90066
(Address of principal executive offices)	(Zip Code)

(310) 924-6037

(Registrant’s telephone number, including area code)

Trebia Acquisition Corp.

41 Madison Avenue, Suite 2020

New York, NY 10010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SST	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SST.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “System1” and the “Company” refer to System1, Inc., a Delaware corporation (f/k/a Trebia Acquisition Corp., a Cayman Islands exempted company), and its consolidated subsidiaries following the closing of the Business Combination. Unless the context otherwise requires, references to “Trebia” refer to Trebia Acquisition Corp., prior to the closing of the Business Combination. All references herein to the “Board” refer to the board of directors of the Company.

The Company is filing this Form 8-K/A (this “Amendment No.3”) to further amend its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission (the “SEC”) on February 2, 2022 and initially amended by Amendment No.1 to its Current Report on Form 8-K/A filed with the SEC on February 3, 2022 and Amendment No.2 to its Current Report on Form 8-K/A filed with the SEC on February 9, 2022 (as so amended, the “Original Form 8-K”), by: (i) amending certain disclosures under Item 2.01 of the Original Form 8-K to provide an update of developments at the Company or its subsidiaries, subsequent to the filing date of the Original Form 8-K; (ii) amending the financial statements provided under Item 9.01(a) in the Original Form 8-K to include: (A) the audited consolidated financial statements of S1 Holdco as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019; (B) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of S1 Holdco for the year ended December 31, 2021; (C) the audited consolidated financial statements of Protected UK as of and for the years ended December 31, 2021 and 2020; and (D) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Protected UK for the year ended December 31, 2021; (iii) amending the pro forma financial information provided under Item 9.01(b) in the Original Form 8-K to include the unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2021; and (iv) adding the exhibits included below under Item 9.01(d).

Except as expressly set forth herein, this Amendment No.3 does not amend, modify or update the disclosures contained in the Original Form 8-K. Terms used in this Amendment No.3 but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Original Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

BUSINESS

The information set forth in the section of the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2022 (“Form 10-K”) entitled “Business” beginning on page 1 is incorporated herein by reference.

RISK FACTORS

The information set forth in the section of the Form 10-K filed entitled “Risk Factors” beginning on page 9 and in the section of the Company’s amended Registration Statement on Form S-1/A filed with the SEC on April 1, 2022 (the “Form S-1/A”) entitled “Risk Factors” beginning on page 5 is incorporated herein by reference.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

The information set forth in Item 4.01 of this Amendment No.3 and Item 4.01 of the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2022 is incorporated herein by reference.

FINANCIAL INFORMATION

The information set forth in sections (a), (b) and (d) of Item 9.01 of this Amendment No.3 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information set forth on Exhibits 99.2 and 99.4 to this Amendment No.3 are incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The information set forth in the section of the Form 10-K filed entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” beginning on page 65 is incorporated herein by reference.

DIRECTORS AND EXECUTIVE OFFICERS

The information set forth in the section of the Form 10-K filed entitled “Directors, Executive Officers and Corporate Governance” beginning on page 53 is incorporated herein by reference.

EXECUTIVE COMPENSATION

The information set forth in the section of the Form 10-K filed entitled “Executive Compensation” beginning on page 59 is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The information set forth in the section of the Form 10-K filed entitled “Certain Relationships and Related Transactions, and Director Independence Founder Shares” beginning on page 69 is incorporated herein by reference.

LEGAL PROCEEDINGS

The information set forth in the section of the Form 10-K filed entitled “Legal Proceedings” beginning on page 46 is incorporated herein by reference.

DESCRIPTION OF REGISTRANT’S SECURITIES

The information set forth in the section of the Form S-1/A entitled “Description of Capital Stock” beginning on page 139 is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The information set forth in the section of the Form S-1/A entitled “Description of Capital Stock—Anti-Takeover Effects of the System1 Charter, System1 Bylaws and Certain Provisions of Delaware Law—Limitations on Liability and Indemnification of Officers and Directors” beginning on page 148 and the section of Item 5.02 of the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2022 entitled “Directors and Officers Indemnification and Advancement Agreements” are each incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On February 24, 2022, the Audit Committee of the board of directors of the Company approved management’s recommendation to appoint PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022 and to dismiss Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm, effective upon the Company’s filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the fiscal period from February 11, 2020 (inception) to December 31, 2020, which consists only of the accounts of the pre-Business Combination special purpose acquisition company, Trebia.

On March 30, 2022, upon the submission of the form 10-K to the SEC, Marcum was dismissed as the Company’s independent registered public accounting firm.

The report of Marcum on Trebia’s consolidated balance sheet as of December 31, 2021 and 2020 and the statements of operations, changes in shareholders’ equity and cash flows for the year ended December 31, 2021, and for the period from February 11, 2020 (inception) to December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, and audit scope or accounting principles.

During the period from February 11, 2020 (inception) to December 31, 2020, the year ended December 31, 2021 and through March 30, 2022, there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its report on Trebia’s financial statements for such period.

During the period from February 11, 2020 (inception) to December 31, 2020, the year ended December 31, 2021, and subsequent interim period through March 30, 2022, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weaknesses in Trebia’s internal controls identified by management related to complex financial instruments as set forth in Trebia’s form 10-K for the fiscal year ended December 31, 2021 as filed with the SEC on March 31, 2022, and which resulted in the restatement of Trebia’s financial statements as set forth in Trebia’s Form 10-K for the fiscal year ended December 31, 2020 as filed with the SEC on December 1, 2021 and Forms 10-Q for the quarters ended June 30, 2020 and September 30, 2020 as filed with the SEC on August 14, 2020 and November 12, 2020, respectively.

The Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated April 4, 2022, is filed as Exhibit 16.1 to this Amendment No.3.

PwC served as independent registered public accounting firm of S1 Holdco prior to the Business Combination. During the fiscal years ended December 31, 2020, and December 31, 2021, and the subsequent interim period through March 30, 2022, neither the Company nor anyone on its behalf has consulted with PwC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, where either a written report or oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The (i) audited consolidated financial statements of S1 Holdco as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019, filed herewith as Exhibit 99.1; (ii) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of S1 Holdco for the year ended December 31, 2021, filed herewith as Exhibit 99.2; (iii) audited consolidated financial statements of Protected UK as of and for the years ended December 31, 2021 and 2020, filed herewith as Exhibit 99.3; and (iv) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Protected UK for the year ended December 31, 2021, filed herewith as Exhibit 99.4, all of which are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2021 is set forth in Exhibit 99.5 attached hereto and is incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference				Filed or Furnished Herewith
Exhibit
Number	Description	Form	File No.	Exhibit	Filing Date

2.1(a)†	Business Combination Agreement, dated as of June 28, 2021, by and among Trebia Acquisition Corp., S1 Holdco, LLC, System1 SS Protect Holdings, Inc., and the other parties that are signatory thereto .	8-K	001-39331	2.1	June 29, 2021

2.1(b)†	Amendment No. 1 to the Business Combination Agreement, dated as of November 30, 2021, by and among Trebia Acquisition Corp., S1 Holdco, LLC, System1 SS Protect Holdings, Inc., and the other parties that are signatory thereto.	S-4	333-260714	2.2	December 1, 2021

2.1(c)†	Amendment No. 2 to the Business Combination Agreement, dated January 10, 2022, by and among S1 Holdco, LLC, a Delaware limited liability company, System1 SS Protect Holdings, Inc., a Delaware corporation and the other parties signatory thereto.	8-K	001-39331	10.1	January 10, 2022

2.1(d)†	Amendment No. 3 to the Business Combination Agreement, dated January 25, 2022, by and among S1 Holdco, LLC, a Delaware limited liability company, System1 SS Protect Holdings, Inc., a Delaware corporation and the other parties signatory thereto.	8-K	001-39331	10.1	January 26, 2022

3.1	Certificate of Incorporation of System1, Inc.	8-K	001-39331	3.1	February 2, 2022

3.2	Bylaws of System1, Inc.	8-K	001-39331	3.2	February 2, 2022

4.1	Warrant Agreement, dated June 19, 2020, by and between Trebia Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent.	8-K	001-39331	4.1	June 22, 2020

10.3	Registration Rights Agreement, by and among System1, Inc. and the other parties that are signatory thereto.	S-1	98-1531250	10.3	February 9, 2022

10.4	Tax Receivable Agreement, dated as of January 27, 2022, by and among System1, Inc. S1 Holdco, LLC and the other signatories thereto.	8-K	001-39331	10.3	February 2, 2022

10.5	System1, Inc. 2022 Incentive Award Plan.	8-K	001-39331	10.2	February 2, 2022

10.10	Form of Indemnification Agreement	8-K	001-39331	10.4	March 2, 2022

16.1	Letter of Marcum LLP dated April 4, 2022					X

21.1	Subsidiaries of the registrant	10-K	001-39331	21.1	March 31, 2022

99.1	Audited Consolidated Financial Statements of S1 Holdco as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019.					X

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of S1 Holdco for the year ended December 31, 2021.					X

99.3	Audited Consolidated Financial Statements of Protected UK as of and for the years ended December 31, 2021 and 2020.					X

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Protected UK for the year ended December 31, 2021.					X

99.5	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of and for the year ended December 31, 2021.					X

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System1, Inc.

Date: April 4, 2022	By:	/s/ Daniel Weinrot
	Name:	Daniel Weinrot
	Title:	General Counsel & Corporate Secretary